UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 28, 2005
(Date of Earliest Event Reported)

INTEGRATED ALARM SERVICES GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50343 (Commission File Number)	42-1578199 (I.R.S. Employer Identification No.)

One Capital Center, 99 Pine Street 3rdFloor, Albany, NY 12207
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:(518) 426-1515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

We are required to include in our Annual Report on Form 10-K for the year ended December 31, 2004 (the “Form 10-K”) a report of our management on our internal control over financial reporting including an assessment of the effectiveness of our internal control over financial reporting and an attestation report of our independent registered public accounting firm on our management's assessment of our internal control over financial reporting. Due to our delays in completing these requirements, significant growth through acquisitions and major system changes, we are unable to close our books, prepare our financial statements and file our Form 10-K without unreasonable effort or expense on a timely basis.

On March 17, 2005, we filed a Form 12b-25 Notification of Late Filing (“Form 12b-25”) indicating that we would not file our Form 10-K on a timely basis. We also did not indicate in the Form 12b-25 that the Form 10-K would be filed on or before the fifteenth calendar day following the prescribed due date as we were unable, at the time the Form 12b-25 was filed, to conclude when the Form 10-K would be filed. Due to the matters referred to in the aforementioned paragraph, we have now concluded that we will be unable to file our Form 10-K by the 12b-25 extension due date of March 31, 2005.

On March 28, 2005, we were notified by NASDAQ that they had not received the Form 10-K as required by Marketplace Rule 4310(c)(14). Accordingly, we were informed by Nasdaq that our common stock would be delisted from The Nasdaq Stock Market at the opening of business on April 6, 2005, unless we requested a hearing in accordance with Nasdaq Marketplace Rules. We intend to request such a hearing on or before the April 4, 2005 deadline and, as a result, we understand that our common stock will not be delisted until after that hearing. The press release dated March 29, 2005, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None

(b)	None

(c) Exhibits

The following document is included as an exhibit to this Form 8-K. Any exhibit below incorporated by reference herein is indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed or furnished herewith.

EXHIBIT	DESCRIPTION
99.1	Press Release dated March 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED ALARM SERVICES GROUP, INC.

By: /s/ Timothy M. McGinn
                                Timothy M. McGinn
                                Chairman and Chief Executive Officer

Dated: March 31, 2005